    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2002

                                                   REGISTRATION NO. 333-81596

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                GERON CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                               75-2287752
(State or Other Jurisdiction of                                (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 473-7700

               (Address, Including Zip Code and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                                THOMAS B. OKARMA
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                GERON CORPORATION
                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 473-7700

            (Name, Address, Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   Copies to:

                             Alan C. Mendelson, Esq.
                                Latham & Watkins
                             135 Commonwealth Drive
                          Menlo Park, California 94025
                                 (650) 328-4600


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions.


         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement of the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATORY NOTE

The purpose of this amendment no. 1 to the registration statement is to file a certain exhibit to the registration statement.


                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.   EXHIBITS

Please see exhibit index immediately following the signature page.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Menlo Park, State of California, on February 14, 2002.

                                   GERON CORPORATION


                                   By: /s/ Thomas B Okarma
                                       -----------------------------------------
                                           Thomas B. Okarma
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                               Date
---------                         -----                                               ----
/s/ Thomas B. Okarma              Chief Executive Officer, President and Director     February 14, 2002
------------------------------    (principal executive officer)
    Thomas B. Okarma

/s/ David L. Greenwood            Senior Vice President and Chief Financial Officer   February 14, 2002
------------------------------    (principal financial and accounting officer)
    David L. Greenwood

              *                   Director                                            February 14, 2002
------------------------------
    Alexander E. Barkas, Ph.D.

              *                   Director                                            February 14, 2002
------------------------------
    Edward V. Fritzky

              *                   Director                                            February 14, 2002
------------------------------
    Thomas D. Kiley

              *                   Director                                            February 14, 2002
------------------------------
    Robert B. Stein

              *                   Director                                            February 14, 2002
------------------------------
    John P. Walker

              *                   Director                                            February 14, 2002
------------------------------
    Patrick J. Zenner


* By his signature below, the undersigned, pursuant to duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this amendment no. 1 to the registration statement on behalf of the persons indicated.

/s/ David L. Greenwood
------------------------------
    David L. Greenwood

                                  EXHIBIT INDEX

          1.1(1) Form of Underwriting Agreement between the Company and the Representatives

          1.2(1)     Form of Debt Underwriting Agreement

          4.1*       Form of Indenture

          4.2(1)     Form of Warrant Agreement

          5.1 Opinion of Latham & Watkins regarding the validity of the securities being registered

         12.1*       Calculation of Ratio of Earnings to Fixed Charges

         23.1*       Consent of Ernst & Young LLP, Independent Auditors

         23.2        Consent of Latham & Watkins (included in Exhibit 5.1)

         24.1*       Power of Attorney (included on the signature page hereto)

         25.1(1)     Statement of Eligibility of Trustee

         -----------------------

         (1) To be filed by amendment or incorporated by reference in connection with the offering of the applicable offered securities.

         * Previously filed.



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